                                                                     EXHIBIT 99l


                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                   MARCH 1998


The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Debtor by providing the necessary Information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.


                                          /s/ Richard A. Cascarilla
                                          ------------------------------------
                                          RICHARD A. CASCARILLA, PRESIDENT
                                          DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                 MARCH 31, 1998

                                     Assets

Current Assets:

         Cash                                                                             $   61,741.46
                                                                                          -------------
                  Accounts Receivable                                  $
                                                                       -------------
                  Allowance for Doubtful
                           Accounts                                    $
                                                                       -------------
                  Accounts Receivable (Net)                                               $
                                                                                          -------------
                  Inventory                                                               $
                                                                                          -------------
                  Prepaid Expenses                                                        $
                                                                                          -------------
                  Total Current Assets                                                                       $   61,741.46
                                                                                                             -------------
Property and Equipment (Fair Market Value)

                  Real Property                                        $
                                                                       -------------
                  Machinery and Equipment                              $5,700,000.00
                                                                       -------------
                  Furniture and Fixtures                               $
                                                                       -------------
                  Office Equipment                                     $
                                                                       -------------
                  Leasehold Improvements                               $
                                                                       -------------
                  Vehicles                                             $
                                                                       -------------
                  Other                                                $
                                                                       -------------
                  Total Property and Equipment                                                               $5,700,000.00
                                                                                                             -------------

Investments:

                   Herth Printing and Business Supply
                            Stock (at Book Value)                                                            $  393,253.00
                                                                                                             -------------
                   Total Assets:                                                                             $6,154,994.46
                                                                                                             -------------

                                   LIABILITIES
                                 MARCH 31, 1998

Postpetition Liabilities (Accrued and Unpaid)

         Salaries & Wages                                              $
                                                                       ---------------
         Payroll Taxes                                                 $      2,769.20
                                                                       ---------------
         Sales Taxes                                                   $
                                                                       ---------------
         Income Taxes                                                  $
                                                                       ---------------
         Real Property Taxes                                           $
                                                                       ---------------
         Personal Property Taxes                                       $
                                                                       ---------------
         Accounts Payable                                              $
                                                                       ---------------
         Postpetition Real Property
                  Lease Arrearages                                     $
                                                                       ---------------
         Postpetition Equipment
                  Lease Arrearages                                     $
                                                                       ---------------
         Accrued Professional Fees
         Other                                                         $
                                                                       ---------------
                                                                       $
                                                                       ---------------
         Total Postpetition Liabilities                                                        $      2,769.20
                                                                                               ---------------

Prepetition Liabilities

         Priority Debt (Schedule A-1)                                  $
                                                                       ---------------
         Secured Debt (Schedule A-2)                                   $
                                                                       ---------------
         Unsecured Debt (Schedule A-3)                                 $
                                                                       ---------------
         Total Prepetition Liabilities                                                         $
                                                                                               ---------------

Shareholder's Equity

         Common Stock                                                  $
                                                                       ---------------
         Paid-In Capital                                               $  6,131,096.00
                                                                       ---------------
         Retained Earnings                                             $     21,129.26
                                                                       ---------------
         Total Shareholder's Equity                                                            $  6,152,225.26
                                                                                               ---------------
         Total Liabilities & Equity                                                            $  6,154,994.46
                                                                                               ---------------

                                 RECAPITULATION
                                 MARCH 31, 1998

Balance from Prior Month

         General Account                                                                $69,824.13
                                                                                        ----------
                  Bank         FIRST OF AMERICA BANK, N.A. MICHIGAN
                  Branch       OKEMOS, MICHIGAN
                  Account      #62-3007936-7

         General Account                                                                $
                                                                                        ----------
                  Bank
                  Branch
                  Account #

         Tax Account                                                                    $
                                                                                        ----------
                  Bank
                  Branch
                  Account #

Balance to Carry Forward to Next Month

           General Account                                                              $61,741.46
                                                                                        ----------
           General Account                                                              $
                                                                                        ----------
           Tax Account                                                                  $
                                                                                        ----------

                               POWERTEL USA, INC.
                             EAST LANSING, MICHIGAN
                              BANK ACCOUNT SUYIWIES
                                    #97-30265
                                 (PTELBANK. 398)
                                   MARCH, 1998


                                                                               FIRST OF
DATE                      DESCRIPTION                                          AMERICA
------------------        ----------------------------                         ----------
03.01.98                  BEGINNING BALANCE                                    $69,824.13

03.31.98                  TOTAL DEPOSITS                                       $     0.00

03.31.98                  CHECKS WRITTEN PER ATTACHED                          $ 8,162.67
03.31.98                  VOID CHECK #1006                                         (80.00)
                                                                               ----------

03.31.98                  TOTAL DISBURSEMENTS                                    8,082.67
                                                                               ----------
03.31.98                  BALANCE                                              $61,741.46
                                                                               ==========

RUN DATE: 04/16/98        POWERTEL USA, INC.                    PAGE: I
SYS DATE: 03/31/98        TRANSACTION JOURNAL                   TIME: 10:54 AM


SOURCE            POSTING           CREDIT
JOURNAL           DATE              ACCOUNT NO                BATCH TOTAL               JOURNAL COMMENT
CD-0001           03/31/98          1020-000-00               8,162.67                  DISBURSEMENTS

CHECK NO          DATE              COMMENT                            DEBIT ACCT                TRANS AMOUNT
--------          ----              -------                            ----------                ------------
0001081           03/09/98          AMERITECH                          7800-000-00                         18.76

0001082           03/16/98          FIRST OF AMERICA                   2110-001-00                        474.30
0001082           03/16/98          FIRST OF AMERICA                   2110-002-00                        810.00
0001082           03/16/98          FIRST OF AMERICA                   7200-001-00                        474.30
                                                                                                        --------
                                                                   CHECK 0001082 TOTALS:                1,758.60

0001083           03/16/98          CASEY & BOOG                       6600-000-00                         95.00
0001084           03/24/98          CASEY & BOOG                       6500-000-00                         43.95
0001085           03/25/98          FLEET                                       6000-000-00               754.20
0001086           03/25/98          CORPORATE SERVICES                 7000-000-00                         61.96
0001087           03/24/98          BANK OF AMERICA                    6500-000-00                         82.00
0001088           03/25/98          RICHARD CASCARILLA                 8100-000-00                      3,723.00
0001089           03/25/98          EL POSTMASTER                      6500-000-00                         80.00
0001090           03/26/98          KNUTSON TRAVEL POST                7900-000-00                        444.00
0001091           03/26/98          U.P.S.                             6000-000-00                         24.00
0001092           03/26/98          H. LAWRENCE HERTH                  8100-000-00                        991.20
0001093           03/31/98          CASEY & BOOG                       6600-000-00                         95.00
                                                                                                        --------
                                                                   JOURNAL CD-0001 TOTALS:              8,162.67
                                                                                                        --------
                                                                   SOURCE CD TOTALS:                    8,162.67
                                                                                                        --------
                                                                   REPORT TOTALS:                       8,162.67
                                                                                                        ========

                                INCOME STATEMENT
                                 (Accrual Basis)
                        October 1, 1997 TO March 31, 1998

                                                                                Current                   Year to
                                                                                Month                     Date
                                                                                -----                     ----
         Income                                                                 $                         $
                                                                                -----------------         ----------------
         Cost of Goods Sold
                  Beginning Inventory                                           $                         $
                                                                                -----------------         ----------------
                  Inventory Purchases                                           $                         $
                                                                                -----------------         ----------------
                  Ending Inventory                                              $                         $
                                                                                -----------------         ----------------
                  Total Costs of Goods Sold                                     $                         $
                                                                                -----------------         ----------------
         Operating Expenses
                  Salaries and Wages                                            $        6,200.00         $      42,200.00
                                                                                -----------------         ----------------
                  Employee Benefits                                             $                         $
                                                                                -----------------         ----------------
                  Shipping & Freight                                            $           24.00         $       1,166.82
                                                                                -----------------         ----------------
                  Rent                                                          $                         $
                                                                                -----------------         ----------------
                  Secured Debt Payments                                         $                         $
                                                                                -----------------         ----------------
                  Outside Services                                              $          190.00         $       2,284.93
                                                                                -----------------         ----------------
                  Telephone                                                     $           80.72         $         555.28
                                                                                -----------------         ----------------
                  Repairs & Maintenance                                         $                         $
                                                                                -----------------         ----------------
                  Miscellaneous Office Expense                                  $          125.95         $       1,569.63
                                                                                -----------------         ----------------
                  Advertising                                                   $                         $
                                                                                -----------------         ----------------
                  Travel & Entertainment                                        $        1,189.20         $       8,902.78
                                                                                -----------------         ----------------
                  Professional Fees                                             $                         $      28,557.15
                                                                                -----------------         ----------------
                  Court Costs                                                   $                         $      16,872.00
                                                                                -----------------         ----------------
                  Insurance:                Liability                           $                         $
                                                                                -----------------         ----------------
                                            Property                            $                         $
                                                                                -----------------         ----------------
                                            Vehicle                             $                         $
                                                                                -----------------         ----------------
                                            Worker's Compensation               $                         $
                                                                                -----------------         ----------------
                                            Other - Bond                        $                         $        (920.00)
                                                                                -----------------         ----------------
                  Taxes:                    Payroll                             $          505.00         $       3,980.70
                                                                                -----------------         ----------------
                                            Sales                               $                         $
                                                                                -----------------         ----------------
                                            Income                              $                         $
                                                                                -----------------         ----------------
                                            Real Property                       $                         $
                                                                                -----------------         ----------------
                                            Personal Property                   $                         $
                                                                                -----------------         ----------------
                  Total Operating Expenses                                      $        8,315.37         $     105,169.29
                                                                                -----------------         ----------------
                  Total Profit (Loss) from Operations                           $       (8,315.37)        $    (105,169.29)
                                                                                -----------------         ----------------
                  Other Income (Expense)                                        $                         $
                                                                                -----------------         ----------------
                           Gain (Loss) on Sale of Assets                        $                         $
                                                                                -----------------         ----------------
                           Interest Expense                                     $                         $
                                                                                -----------------         ----------------
                           Interest Income                                      $                         $
                                                                                -----------------         ----------------
                           Dividend Income                                      $                         $          16.34
                                                                                -----------------         ----------------
                           Herth Printing Income (loss)                         $         9035.00         $     (37,843.00)
                                                                                -----------------         ----------------
                           Total                                                $       (9,035.00)        $     (37,826.66)
                                                                                -----------------         ----------------
                  Total Profit (Loss) for Month                                 $          719.63         $     142,995.95
                                                                                -----------------         ----------------

                               CASH FLOW STATEMENT
                                   March, 1998

                                                                                                    Projected
                                                                                 Current           For current
                                                                                  Month               Month
                                                                                  -----               -----
         Receipts:

                  Sales (Cash Only)                                             $                $
                                                                                ---------------  ----------------
                  Collections of Accounts Receivable                            $                $
                                                                                ---------------  ----------------
                  Other Income                                                  $                $
                                                                                ---------------  ----------------
         Total Receipts                                                         $                $
                                                                                ---------------  ----------------

         Disbursements:

                  Purchases and Inventory                                       $                $
                                                                                ---------------  ----------------
                  Salaries and Wages                                            $      4,714.20  $
                                                                                ---------------  ----------------
                  Employee Benefits                                             $                $
                                                                                ---------------  ----------------
                  Shipping &  Freight                                           $         24.00  $
                                                                                ---------------  ----------------
                  Rent                                                          $                $
                                                                                ---------------  ----------------
                  Secured Debt Payments                                         $                $
                                                                                ---------------  ----------------
                  Outside Services                                              $        190.00  $
                                                                                ---------------  ----------------
                  Telephone                                                     $         80.72  $
                                                                                ---------------  ----------------
                  Repairs & Maintenance                                         $                $
                                                                                ---------------  ----------------
                  Miscellaneous Office Expense                                  $        125.95  $
                                                                                ---------------  ----------------
                  Advertising                                                   $                $
                                                                                ---------------  ----------------
                  Travel & Entertainment                                        $      1,189.20  $
                                                                                ---------------  ----------------
                  Professional Fees                                             $                $
                                                                                ---------------  ----------------
                  Court Costs                                                   $                $
                                                                                ---------------  ----------------
         Insurance:        Liability                                            $                $
                                                                                ---------------  ----------------
                           Property                                             $                $
                                                                                ---------------  ----------------
                           Vehicle                                              $                $
                                                                                ---------------  ----------------
                           Worker's Compensation                                $                $
                                                                                ---------------  ----------------
                           Other                                                $                $
                                                                                ---------------  ----------------
         Taxes:            Payroll                                              $      1,758.60  $
                                                                                ---------------  ----------------
                           Sales                                                $                $
                                                                                ---------------  ----------------
                           Income                                               $                $
                                                                                ---------------  ----------------
                           Real Property                                        $                $
                                                                                ---------------  ----------------
                           Personal Property                                    $                $
                                                                                ---------------  ----------------
         Total Disbursements                                                    $      8,082.67  $
                                                                                ---------------  ----------------
         Cash Flow                                                              $     (8,082.67) $
                                                                                ---------------  ----------------

                              Monthly Questionnaire

I.       Accounts Payable and Receivable Aging:

         Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:


                                       Accounts Payable     Accounts Receivable
     Less Than 31 Days Past Due
     31 to 60 Days Past Due
     61 to 90 Days Past Due
     91 to 120 Days Past Due
     Over 120 Days Past Due

II.      Payments to Secured Creditors and Lessors:

         Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.


Creditor Name and Address              Payment          Periodic        Date of              Post Petition Payments
                                       Period           Payment         Last                  Made                Missed
                                       (mo/wk)          Amount          Payment
                                                                                        No.       Amount      No.      Amount


MONTHLY QUESTIONNAIRE
Page 2

III. Tax Liability

     Gross Payroll Expense for Report Month:                                        $
                                                                                    ----------
     Gross Sales Subject to Sales Tax for Report Month                              $
                                                                                    ----------

                                       Date Paid        Amount Paid        Due But Not Paid         Accrued But Not Due
                                       ---------        -----------        ----------------         -------------------
Federal Payroll & Withholding                                                                                1,843.40
State Payroll & Withholding                                                                                    952.80
State Sales & Use

IV.  Insurance Coverage

                                      Carrier/Agent Name         Amount of          Policy                 Policy Paid
                                                                 Coverage           Expiration             Through Date
                                                                                    Date
Worker's Compensation
Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

           MONTHLY QUESTIONNAIRE
               Page 3


VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:


VII.     U.S. Trustee Fees


Quarter               Total                  Quarterly Fee       Amount Paid          Date Paid        Total Quarterly
Ending                Disbursement                                                                     Fees Due But
                      During Quarter                                                                   Not Paid



     I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and,- after making reasonable inquiry, believe that these documents are accurate and correct.

                  DATED this 23rd day of April, 1998.

                                          By:  /s/ Richard Cascarilla
                                               -------------------------------